Exhibit 10.41

Guaranty Contract of Maximum Amount of RMB 33,000,000, with a term from January 10, 2012 to January 10, 2013, between Changzhou City Wujin Best Electronic Cables Co., Ltd., and Pudong Development Bank Changzhou Branch, guaranteed by Changzhou Chuanghua Packaging Co., Ltd,.